United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 25, 2024 (January 24, 2024)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

160 S Craig Place

Lombard, Illinois 60148

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (217) 615-1216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 25, 2024, Welsbach Technology Metals Acquisition Corp. (the “Company” or “WTMA”), a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, issued a press release to announce that it had entered into a non-binding letter of intent with a target in the critical materials space (the “Target”) for a potential business combination. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, WTMA intends to file with the SEC a registration statement, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to WTMA’s stockholders as of a record date to be established for voting on the proposed business combination. In addition, as previously disclosed, the Company has filed a definitive proxy statement (the “Extension Proxy”) to be used at the forthcoming special meeting of its stockholders (the “Extension Meeting”) to approve, among other things, amendments to the Company’s amended and restated certificate of incorporation to extend the time it has to complete an initial business combination.

Investors and security holders will be able to obtain free copies of the Extension Proxy and, when available, the Proxy Statement/Prospectus, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by WTMA through the website maintained by the SEC at www.sec.gov.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination and in respect of the Extension, which will be submitted to the stockholders of WTMA for their consideration. WTMA urges investors, stockholders and other interested persons to carefully read the Extension Proxy and, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Extension Proxy and/or the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the Extension and/or the proposed business combination, because these documents will contain important information about WTMA, the Target, the proposed business combination and the Extension.

Participants in the Solicitation

WTMA and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Information about the directors and executive officers of WTMA and a description of their interests in WTMA and the proposed business combination and will be set forth in the Proxy Statement/Prospectus, if and when it is filed with the SEC. Information about the Target’s directors and executive officers and a description of their interests in the Target and the proposed business combination will be set forth in the Proxy Statement/Prospectus, if and when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Information about the directors and executive officers of WTMA and a description of their interests in WTMA and the proposed business combination and will be set forth in the Proxy Statement/Prospectus, if and when it is filed with the SEC. Information about the Target’s directors and executive officers and a description of their interests in the Target and the proposed business combination will be set forth in the Proxy Statement/Prospectus, if and when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination or the Extension. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside WTMA’s and Target’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of WTMA to enter into a definitive agreement with respect to a business combination with Target within the time provided in WTMA’s second amended and restated certificate of incorporation; WTMA’s ability to obtain the Extension; WTMA’s ability to obtain the financing necessary to consummate the potential business combination; the performance of Target’s business; the timing, success and cost of Target’s development activities; assuming the definitive agreement is executed, the ability to consummate the proposed business combination, including risk that WTMA’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the amount of redemption requests made by WTMA’s stockholders and the amount of funds remaining in WTMA’s trust account after the Extension and the vote to approve the proposed business combination; WTMA’s and Target’s ability to satisfy the conditions to closing the proposed business combination, once documented in a definitive agreement; and those factors discussed in the Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by WTMA with the SEC. Neither WTMA or Target undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 25, 2024

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer and Director

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